                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

     [ ] Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

                          THE ACHIEVEMENT FUNDS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

   (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

   (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

   (5) Total fee paid:
--------------------------------------------------------------------------------

   [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:
--------------------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

   (3) Filing Party:
--------------------------------------------------------------------------------

   (4) Date Filed:

                           THE ACHIEVEMENT FUNDS TRUST


                        IMPORTANT SHAREHOLDER INFORMATION

   The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your mutual fund. If you simply sign the proxy card without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

   We urge you to spend a few minutes with the proxy statement, fill out the proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the trust will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which may cost your trust money.

   Please take a few moments to exercise your right to vote. Thank you.

                          THE ACHIEVEMENT FUNDS TRUST


Dear Shareholder,

           The attached proxy statement solicits your vote as a shareholder of The Achievement Funds Trust on important proposals being recommended by the Board of Trustees. Even if you are not currently a shareholder of The Achievement Funds, you are still eligible to vote. Votes are solicited from shareholders of record as of September 24, 1999.

           A Special Meeting of the shareholders of The Achievement Funds has been scheduled for October 29,1999. While you are, of course, welcome to join us at the meeting, most shareholders cast their vote by filling out and signing the proxy card that accompanies the attached proxy statement.

           The attached proxy statement is designed to give you further information relating to the proposals on which you are asked to vote. We encourage you to support the Trustees' recommendations. The proposals described in the proxy statement relate to the following matters:

           1. First Security Corporation plans to merge with Zions Bancorporation on or about November 1, 1999. As a result of the merger, we are asking shareholders of each of the investment portfolios of The Achievement Funds to vote upon a proposal to approve a new investment advisory agreement between First Security Investment Management, Inc., an indirect wholly-owned subsidiary of First Security Corporation, and The Achievement Funds.

           2. We are asking the shareholders of the Equity Fund portfolio within The Achievement Funds to vote upon a proposal to change the investment objective of the Equity Fund.

           3. We are asking all of the shareholders to vote to elect Trustees of The Achievement Funds Trust.

           Your vote is important to us. Please mark, sign, and date the enclosed proxy card and return it to us as soon as possible. For your convenience, we have enclosed a self-addressed stamped envelope. If you have questions about the proposals please call 1-800-472-0577. Thank you for taking the time to consider these important proposals and for your investment in The Achievement Funds.

                                   Sincerely,


                                   Robert Nesher
                                   President
                                   The Achievement Funds Trust


October __, 1999

                           THE ACHIEVEMENT FUNDS TRUST

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 29, 1999

To The Shareholders of The Achievement Funds Trust:

        Notice is hereby given that a Special Meeting of shareholders of The Achievement Funds Trust will be held on October 29, 1999, at 3:00 p.m. Eastern time, at the offices of The Achievement Funds, One Freedom Valley Drive, Oaks, Pennsylvania 19456, for the following purposes:

        1. For the shareholders of each of the investment portfolios of The Achievement Funds to vote upon a proposal to approve a new investment advisory agreement between First Security Investment Management, Inc. and The Achievement Funds;

        2. For the shareholders of the Equity Fund portfolio within The Achievement Funds to vote upon a proposal to change the investment objective of the Equity Fund;

        3. For all of the shareholders to vote to elect Trustees of The Achievement Funds Trust; and

        4. To transact any other business, not currently contemplated, that may properly come before the meeting, in the discretion of the proxies or their substitutes.

        Shareholders of record at the close of business on September 24, 1999, are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof.

        Shareholders are requested to execute and return promptly in the enclosed postage paid return envelope the accompanying proxy which is being solicited by the management of The Achievement Funds. This is important for the purpose of ensuring a quorum at the Special Meeting. Proxies may be revoked at any time before they are exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to The Achievement Funds at any time before the proxy is exercised or by voting in person at the Special Meeting.

                                            By Order of the Board of Trustees,

                                            Lynda J. Striegel
                                            Secretary
October __, 1999

                              QUESTIONS AND ANSWERS
                ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING


        Shown below is a brief overview of some matters affecting The Achievement Funds Trust that require a shareholder vote. We encourage you to read the full text of the enclosed proxy statement and to vote your shares.

Q.      What has happened to require a shareholder vote?

A. First Security Corporation plans to merge with Zions Bancorporation in November, 1999. To ensure that First Security Investment Management, Inc., an indirect wholly-owned subsidiary of First Security Corporation, may continue to serve as investment adviser of The Achievement Funds, we are asking the shareholders of each investment portfolio of The Achievement Funds to approve a new investment advisory agreement between First Security Investment Management and The Achievement Funds.

        We are also asking the shareholders of the Equity Fund portfolio within The Achievement Funds to approve a change to the investment objective of the Equity Fund.

        Finally, all shareholders are being asked to vote on the election of Trustees for the Achievement Funds Trust.

Q. Am I being asked to approve the merger between First Security Corporation and Zions Bancorporation?

A.      No.

Q.      Why am I being asked to vote on a new investment advisory agreement?

A. The Investment Company Act of 1940, which regulates investment companies in the United States such as The Achievement Funds, requires a shareholder vote to approve a new investment advisory agreement following certain types of business combinations involving investment advisers or their parent corporations. The new investment advisory agreement will become effective for an investment portfolio immediately upon consummation of the merger if it is approved by the shareholders of that portfolio.

Q.      How does the merger affect my portfolio?

A. Your portfolio within The Achievement Funds and its respective investment objectives and policies will not change as a result of the merger. We are, however, asking the shareholders of the Equity Fund to approve a change to the investment objective of the Equity Fund. That matter is discussed elsewhere in this proxy statement. You still own the same shares in the same portfolio as you did prior to the merger. The new investment advisory agreement contains substantially the same terms and conditions as the investment advisory agreement in effect prior to the merger, except for the dates of execution and termination. If shareholders do not approve the new investment advisory agreement, the existing investment advisory agreement might automatically terminate and the Board of Trustees will take such action as they deem to be in the best interests of The Achievement Funds.

Q. Will the investment advisory fees remain the same under the new investment advisory agreement?

A.      Yes.

Q. Why are the shareholders of the Equity Fund being asked to vote on a change to the investment objective of the Equity Fund?

A. The investment objective of the Equity Fund currently is long-term capital appreciation with current income as a secondary consideration in selecting securities. The investment adviser has recommended that the investment objective be changed to long-term capital appreciation. The investment adviser believes that the changes in investment objective will provide greater flexibility in selecting securities for purchase by the Equity Fund.

Q.      What action is to be taken concerning the Trustees?

A. In connection with the Special Meeting all shareholders are being asked to vote on the election of Trustees for The Achievement Funds Trust. All of the candidates currently serve as Trustees and have agreed to continue to serve if elected by shareholders.

Q. How does the Board of Trustees of The Achievement Funds recommend that I vote?

A. After careful consideration, the Board of Trustees recommends that the shareholders of each investment portfolio of The Achievement Funds vote in favor of the new investment advisory agreement and that the shareholders of the Equity Fund vote in favor of the change to the investment objective of the Equity Fund. The Board of Trustees also recommends that all of the shareholders vote for the election of the nominees for Trustee.

Q.      Whom do I call for more information?

A. If you need more information, please call The Achievement Funds at 1-800-472-0577.

Q.      How can I vote my shares?

A.      You may choose from one of the following options to vote your shares:

        -       By mail, with the enclosed proxy card and return envelope.

        - In person at the shareholder meeting (see details in the proxy statement).

Q. Will my portfolio pay for the proxy solicitation and legal costs associated with the Special Meeting?

A. First Security Investment Management will bear the costs associated with the proposal to approve a new investment advisory agreement. The Achievement Funds will bear a portion of the costs of the Special Meeting associated with the election of Trustees and the Equity Fund will bear a portion of the costs associated with the proposal to change the investment objective of the Equity Fund.

Q.      What if I am not a shareholder of the Equity Fund?

A. Each shareholder of The Achievement Funds will receive one proxy card for each investment portfolio that the shareholder owns on which to vote on the proposals that apply to the shareholder. If you do not own shares of the Equity Fund, your proxy card will not include the proposal to change the investment objective of the Equity Fund.

        Please vote on all issues that apply to you on the enclosed proxy card. Thank you for mailing your proxy card(s) promptly.

                           THE ACHIEVEMENT FUNDS TRUST

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456


                                 PROXY STATEMENT


                         SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 29, 1999

                                  INTRODUCTION

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Achievement Funds Trust, a Massachusetts business trust, for use at the Special Meeting of shareholders of The Achievement Funds to be held on October 29, 1999 and at any adjourned session thereof. Even though you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of The Achievement Funds prior to the meeting or by delivering a subsequently dated proxy or by attending and voting at the meeting in person.

        The Achievement Funds expects to solicit proxies principally by mail, but The Achievement Funds may also solicit proxies by telephone or personal interview. This proxy statement was first mailed to shareholders on or about October __, 1999.

        The Board of Trustees has fixed the close of business on September 24, 1999, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting. As of that date, there were _______________________ outstanding shares of common stock of The Achievement Funds, with each share being entitled to one vote on each matter to come properly before the meeting for all of the shareholders of The Achievement Funds. As of that date, the following number of shares of each investment portfolio of The Achievement Funds were outstanding, with each share being entitled to one vote on each matter to come properly before the meeting:

Investment Portfolio                       Shares
--------------------                       ------
Equity Fund

Balanced Fund

Intermediate Term Bond Fund

Short Term Bond Fund

Municipal Bond Fund

Idaho Municipal Bond Fund

All of the shareholders of The Achievement Funds will vote on the proposal to elect Trustees. The shareholders of each investment portfolio of The Achievement Funds will vote separately to approve the new investment advisory agreement. The shareholders of the Equity Fund will vote separately on the proposal to approve a change to the investment objective of the Equity Fund.

        Unless specific instructions are given to the contrary, the persons named in the accompanying proxy will vote the number of shares represented thereby as directed by the proxy or, in the absence of such direction, FOR the approval of the new investment advisory agreement, FOR the election of Trustees and FOR the approval of the change to the investment objective of the Equity Fund.

        A majority of the shares of The Achievement Funds entitled to vote present in person or represented by proxy constitutes a quorum for the transaction of business at the meeting relating to all of the shareholders of The Achievement Funds. On proposals for which shareholders of an investment portfolio vote separately, a majority of the shares of the portfolio entitled to vote at the meeting present in person or represented by proxy constitutes a quorum of that portfolio. Assuming a quorum is present at the meeting for the matters to be voted upon, the affirmative vote of a plurality of all votes cast at the meeting is required to elect Trustees. The affirmative vote of 67 percent of the shares of each investment portfolio present at the Special Meeting if a quorum is present, or a vote of more than 50 percent of the outstanding shares of the investment portfolio, whichever is less, is required to approve the new investment advisory agreement and a similar vote by the shareholders of the Equity Fund is required to approve the change to the investment objective of the Equity Fund. Abstentions and broker non-votes will be counted as shares present at the meeting for quorum purposes, but will not be counted as votes cast and will have no effect on the results of the vote for the election of Trustees but will be treated as votes against approval of the investment advisory agreement and change in the investment objective of the Equity Fund.

        If a quorum is not present by the time scheduled for the meeting for a matter to be voted upon, or if a quorum is present but sufficient votes in favor of any of the proposals described in this proxy statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of a majority of the shares required to vote on a proposal present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals to be considered at the adjourned meeting and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjourned meeting.

        The following table summarizes each proposal to be presented at the meeting and the investment portfolios to be solicited pursuant to this proxy statement with respect to such proposal:

PROPOSAL                                                  AFFECTED PORTFOLIOS
1.  Approval of new investment advisory agreement         All portfolios
2.  Approval of a change to the investment
    objective of the Equity Fund                          Equity Fund
3.  Election of Trustees                                  All portfolios

        The most recent annual report for The Achievement Funds and its unaudited semi-annual report for the six-month period ended July 31, 1999 are available at no cost to The Achievement Funds shareholders, upon written or oral request by contacting The Achievement Funds at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-472-0577.

   PROPOSAL 1: NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE ACHIEVEMENT FUNDS
                    AND FIRST SECURITY INVESTMENT MANAGEMENT.

        Shareholders of The Achievement Funds are being asked to approve a new investment advisory agreement between First Security Investment Management and The Achievement Funds that has no material changes in its terms and conditions, no changes in fees, and no material changes in the way The Achievement Funds are managed, advised or operated. You should note that the same personnel who are currently making the portfolio management determinations for the all of the portfolios within The Achievement Funds will continue to make such determinations upon the implementation of the new investment advisory agreement.

BACKGROUND OF PROPOSAL 1

        Currently, First Security Investment Management, Inc. acts as the investment adviser to The Achievement Funds under an investment advisory agreement dated as of February 1, 1989 and amendments to the investment advisory agreement dated as of December 27, 1994 and November 1, 1996. The existing investment advisory agreement is attached to this proxy statement as Annex A. The existing investment advisory agreement was approved by the initial shareholders of each investment portfolio of The Achievement Funds.

        First Security Investment Management is a wholly-owned subsidiary of First Security Investment Services, Inc., which is a wholly-owned subsidiary of First Security Corporation. First Security Corporation plans to merge with Zions Bancorporation. Pursuant to an Agreement and Plan of Merger dated as of June 6, 1999, between Zions and First Security Corporation, Zions will merge with and into First Security Corporation, with First Security Corporation being the surviving corporation. After the merger, former shareholders of Zions will hold approximately 49% of the voting securities of the surviving corporation and the former shareholders of First Security Corporation will hold 51% of the voting securities of the surviving corporation. The surviving corporation will retain the First Security Corporation name and will be headquartered in Salt Lake City, Utah. The merger is expected to be completed in November, 1999.

        Section 15(a) of the Investment Company Act of 1940 provides, in pertinent part, that "[i]t shall be unlawful for any person to serve or act as investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such registered company or with an investment adviser of such registered company, has been approved by the vote of a majority of the outstanding voting securities of such registered company .
 . . ." Section 15(a)(4) of the Investment Company Act further requires that such written contract provide for automatic termination in the event of its assignment. The existing investment advisory agreement for The Achievement Funds contains such a provision. Section 2(a)(4) of the Investment Company Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor, or the transfer of a controlling block of the voting securities of an investment adviser. While it may be argued otherwise, consummation of the merger may result in an "assignment" of the existing advisory agreement between First Security Investment Management and The Achievement Funds within the meaning of the Investment Company Act, terminating the agreement according to its terms as of the date of the merger.

          If the conditions to the merger are not met or waived or if the merger agreement between First Security Corporation and Zions is terminated, the merger will not be consummated, and the existing investment advisory agreement between The Achievement Funds and First Security Investment Management will remain in effect. If the new investment advisory agreement is approved and the merger is thereafter consummated, the new investment advisory agreement will be executed and become effective on the closing date of the merger. In the event that the new investment advisory agreement is not approved, or is approved by shareholders of some investment portfolios but not others, and the merger is consummated, the Board of Trustees of The Achievement Funds will determine what action to take, in any event subject to the approval of affected shareholders of The Achievement Funds as required by law.

SHAREHOLDER APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

        At the meeting, shareholders of The Achievement Funds will vote on a proposal to approve or disapprove a new investment advisory agreement between The Achievement Funds and First Security Investment Management, pursuant to which First Security Investment Management will serve as the investment adviser of The Achievement Funds. The new investment advisory agreement is attached to this proxy statement as Annex B. The new investment advisory agreement was approved by the Board of Trustees of The Achievement Funds, including all Trustees who are not interested persons of The Achievement Fund or First Security Investment Management, as that term is defined in the Investment Company Act, at a meeting held on September 24, 1999. The new investment advisory agreement must be approved by the shareholders of each investment portfolio of The Achievement Funds before the new agreement may be implemented for that portfolio on the effective date of the merger between First Security Corporation and Zions.

        The shareholders of The Achievement Funds are not being asked to approve or disapprove the merger or the merger agreement between First Security Corporation and Zions.

EVALUATION BY THE TRUSTEES

        Representatives of First Security Corporation attended the regular quarterly meeting of the Board of Trustees held on August 5, 1999, and made a presentation to the Trustees on the proposed merger with Zions. The structure of the transaction was described in general terms. First Security Corporation indicated that the merger was not expected to have a material impact on First Security Investment Management or its operations. The Trustees directed management to review the proposed merger with counsel to determine what effect the merger might have on The Achievement Funds.

        A special telephonic meeting of the Board of Trustees was held on September 2, 1999, to consider the question of whether the merger of First Security and Zions could be deemed to effect an assignment of the existing investment advisory agreement so as to cause its termination. At that meeting, counsel reviewed with the Trustees the structure of the merger transaction and relevant pronouncements by the Securities and Exchange Commission. Counsel concluded that although there was support for a conclusion that the merger would not result in a termination of the existing investment advisory agreement, arguments to the contrary could be asserted in litigation brought by shareholders. First Security Investment Management recommended that shareholder approval of a new investment advisory be sought to assure that there would be no disruption in the advisory services provided to The Achievement Funds. First Security Investment Management agreed that it would reimburse The Achievement Funds for costs incurred in connection with obtaining shareholder approval of a new investment advisory agreement. The Board of Trustees determined that it would be in the best interests of the shareholders of The Achievement Funds to convene a special meeting of shareholders to obtain approval of a new investment advisory agreement.

        At an in person meeting held on September 24, 1999, the Board of Trustees considered the new investment advisory agreement. Counsel to The Achievement Funds requested from First Security Investment Management, and First Security Investment Management provided to the Trustees, information necessary to enable the Trustees to evaluate the new investment advisory agreement. The Trustees noted that there are no material differences between the terms of the new investment advisory agreement and the existing investment advisory agreement. There will be no change in the fees paid by The Achievement Funds to First Security Investment Management. The Trustees considered information comparing those fees to fees paid for investment advisory service by other mutual funds having investment objectives and an asset size similar to those of The Achievement Funds.

        The Trustees also considered the past performance of The Achievement Funds and the investment advisory services provided by First Security Investment Management. Information was provided to the Trustees concerning the educational and professional background of the individuals who provide investment advisory services to The Achievement Funds. First Security Investment Management reported to the Trustees that the merger with Zions is not expected to result in any changes in the personnel providing advisory services to The Achievement Funds.

        Based upon the foregoing, the Board of Trustees, including the Trustees having no financial interest in the investment adviser or the new investment advisory agreement, unanimously approved the new investment advisory agreement.

INFORMATION CONCERNING THE EXISTING AND NEW INVESTMENT ADVISORY AGREEMENTS

        First Security Investment Management's advisory experience includes the management of various collective and common investment funds and the provision of investment management services to banks and thrift institutions, corporate and profit-sharing trusts, Taft-Hartley organizations, municipal and state retirement funds, charitable foundations, endowments and individual investors throughout the United States. As of January 31, 1999, First Security Investment Management had approximately $5 billion in assets under management. First Security Investment Management is an indirect wholly-owned subsidiary of First Security Corporation, a financial services organization and registered bank holding company. The headquarters of First Security Investment Management, First Security Investment Services and First Security Corporation are at 61 South Main Street, Salt Lake City, Utah 84111.

        Although the exiting investment advisory agreement has not terminated and the new investment advisory agreement has not become effective, they are described below as if they were both in effect. That description is only a summary and is qualified by reference to the attached Annexes A and B. There are no material differences between the provisions of the existing investment advisory agreement and the new investment advisory agreement.

        Under the investment advisory agreements, First Security Investment Management will, subject to the supervision of the Board of Trustees, provide a continuous investment program for The Achievement Funds investment portfolios, including investment research and management with respect to all securities and investments and cash equivalents in the investment portfolios. First Security Investment Management will determine from time to time what securities and other investments will be purchased, retained or sold by The Achievement Funds portfolios. The investment advisory agreements provide that First Security Investment Management, as the adviser of The Achievement Funds, shall not be protected against any liability to The Achievement Funds or its shareholders by reason of a breach of fiduciary duty willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

        The continuance of the investment advisory agreements must be specifically approved at least annually (i) by the vote of the Board of Trustees of The Achievement Funds or by vote of a majority of the outstanding voting securities of each portfolio, and (ii) by the vote of a majority of the Board of Trustees who are not parties to the agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreements will terminate automatically in the event of their assignment, and are terminable at any time without penalty by the Board of Trustees or, with respect to a portfolio by a majority of the outstanding shares of that portfolio, on not less than 30 days nor more than 60 days written notice to the adviser, or by the adviser on 90 days written notice to The Achievement Funds.

        For the fiscal years ended January 31, 1999, January 31, 1998, and January 31, 1997 the portfolios paid the adviser the following fees:


                                                      1999               1998               1997
                                                      ----               ----               ----
 Equity Fund                                       $1,371,071         $1,240,547          $933,172
 Balanced Fund                                      1,103,136          1,039,727           853,068
 Intermediate Term Bond Fund                          725,043            708,954           499,628
 Short Term Bond Fund                                 158,011            227,276           276,620
 Municipal Bond Fund                                  291,720            201,286            38,264
 Idaho Municipal Bond Fund                            127,298            106,646            76,325

        The advisory fees paid by the portfolios for periods indicated were allocated between the Institutional, Class A and Class B classes of shares based upon the total assets of the respective classes.

        Under the investment advisory agreements, the adviser is entitled to receive a fee for the services it provides, which is calculated daily and paid monthly, at an annual rate of 0.74% of the average daily net assets of the Equity Fund and the Balanced Fund, and at an annual rate of 0.60% of the average daily net assets of the Intermediate Term Bond Fund, the Short Term Bond Fund, the Municipal Bond Fund, and the Idaho Municipal Bond Fund. The adviser has voluntarily waived a portion of its fee for the current fiscal year of The Achievement Fund so that total operating expenses for the Equity Fund and the Balanced Fund (excluding 12b-1 fees) will not exceed 0.90%, and the total operating expenses for the Intermediate Term Bond Fund, the Short Term Bond Fund, the Municipal

Bond Fund, and the Idaho Municipal Bond Fund (excluding 12b-1 fees) will not exceed 0.75%. The adviser may revoke its fee waivers at any time at its sole discretion without notice to any current or prospective shareholder. For the fiscal year ended January 31, 1999, the adviser received advisory fees in amounts equal to the following annual percentage rates applied to the average daily net assets of the portfolios indicated:

        - 0.58% for the Equity Fund;

        - 0.59% for the Balanced Fund;

        - 0.44% for the Intermediate Term Bond Fund;

        - 0.34% for the Short Term Bond Fund;

        - 0.40% for the Municipal Bond Fund; and

        - 0.34% for the Idaho Municipal Bond Fund.


        For the fiscal years ended January 31, 1999, January 31, 1998 and January 31, 1997, the adviser waived advisory fees for each portfolio as follows:


                                                       1999               1998              1997
                                                       ----               ----              ----

 Equity Fund                                         $371,735           $198,551          $280,554
 Balanced Fund                                        282,755            212,761           262,295
 Intermediate Term Bond Fund                          272,430            179,395           244,008
 Short Term Bond Fund                                 117,254            115,375           150,021
 Municipal Bond Fund                                  141,103            204,756            43,574
 Idaho Municipal Bond Fund                             95,170            100,062           102,410


        First Security Investment Management may, when consistent with the interests of The Achievement Funds, select brokers to effect securities transactions for The Achievement Funds on the basis of research services provided to First Security Investment Management. Those services may include analysis of the business or prospects of a company, industry or economic sector, or statistical or pricing services. Research services furnished by brokers through whom The Achievement Funds effect securities transactions may be used by First Security Investment Management in the servicing of its other accounts.

DIRECTORS AND EXECUTIVE OFFICERS OF FIRST SECURITY INVESTMENT MANAGEMENT

        The following table shows the name of each principal executive officer and director of First Security Investment Management and their principal occupations.


                             Position Held        Principal Occupation or Principal Occupation
                               With The               or Other Employment of a Substantial
   Name and Address             Adviser                 Nature During the Past Two Years
   ----------------             -------                 --------------------------------
Sterling K. Jenson      President and CEO       President and CEO.
A. Robert Thorup        Secretary               Shareholder & Director, Ray, Quinney &
                                                Nebeker, P.C. (law firm);
                                                Secretary and General Counsel,
                                                First Security Investment
                                                Services (retail securities
                                                brokerage); President, ICHA
                                                Management Corporation (hotel
                                                ownership and management);
                                                General Partner, Ken Rey
                                                Associates, Ltd. (private
                                                investment partnership);
                                                Secretary and Trustee, East High
                                                School Foundation; Vice
                                                President and Director, Toma
                                                Corporation (real property
                                                development); Director, Utah
                                                Medical Association Financial
                                                Insurance Services, Inc.
                                                (non-profit service company).

Curtis J. Anderson      Senior Vice President   Senior Portfolio Manager.

Mark L. Anderson        Senior Vice President   Senior Portfolio Manager.

John B. Tousley         Vice President          Senior Portfolio Manager.

INFORMATION CONCERNING COMMISSIONS PAID TO AFFILIATED BROKERS

        For the fiscal year ended January 31, 1999, the following portfolios paid brokerage commissions to Pershing, a broker affiliated with the administrator and distributor of The Achievement Funds:


                                                                        Brokerage
                                                                       Commission
                                                                       ----------
 Equity Fund                                                             $29,296
 Balanced Fund                                                            14,107


        For the fiscal year ended January 31, 1999, 6.5% of the brokerage commissions paid by the Equity Fund, and 5.8% of the brokerage commissions paid by the Balanced Fund, were paid to the affiliated broker.

RECOMMENDATION OF THE TRUSTEES

        The Board of Trustees recommends that you vote FOR the approval of the new investment advisory agreement.

       PROPOSAL 2: CHANGE TO THE INVESTMENT OBJECTIVE OF THE EQUITY FUND.

        The Board of Trustees of The Achievement Funds proposes to change the investment objective of the Equity Fund. This proposal does not apply to any other portfolio within The Achievement Funds.

        The Equity Fund's current investment objective is long-term capital appreciation with current income as a secondary consideration in selecting securities. At a Special Meeting of the Board of Trustees held on September 24, 1999, First Security Investment Management recommended that the investment objective of the Equity Fund be changed to that of seeking long-term capital appreciation.

        First Security Investment Management believes that the proposed change in investment objective will provide greater flexibility in managing the investment portfolio of the Equity Fund. Under the current investment objective, First Security Investment Management must consider current income when selecting stocks for purchase by the Equity Fund. Dividend paying stocks have recently been out of favor in the market, and consideration of current income as a secondary factor in selecting stocks may have negatively impacted the Equity Fund's performance. Investors who are looking for current income as well as capital appreciation may make an investment in the Balanced Fund portfolio of The Achievement Funds. If the change in investment objective is approved, First Security Investment Management will continue to apply its investment approach referred to as "Growth at Price," which emphasizes investments in securities of companies that are experiencing growth in earnings and whose securities appear attractively priced. A wider range of securities will be available for purchase by the Equity Fund if the additional consideration of payment of current income is no longer required.

        After considering First Security Investment Management's recommendations, the Board of Trustees determined that the change in the investment objective of the Equity Fund to long-term capital appreciation would serve the best interests of the shareholders of the Equity Fund.

        The change in the investment objective of the Equity Fund would become effective upon approval by shareholders of the Equity Fund at the Special Meeting. The change in the investment objective of the Equity Fund is not related to the approval of the new investment advisory agreement described in Proposal 1.

RECOMMENDATION OF TRUSTEES

        The Board of Trustees recommends that the shareholders of the Equity Fund vote FOR the proposal to change the investment objective of the Equity Fund.

                        PROPOSAL 3: ELECTION OF TRUSTEES.

        In connection with the Special Meeting, all shareholders are being asked to vote on the election of nine Trustees for The Achievement Funds Trust. All of the candidates currently serve as Trustees and have agreed to continue to serve if elected by shareholders.

        Under the terms of The Achievement Funds's Master Trust Agreement dated December 16, 1988, which was amended and restated on October 7, 1994 and was further amended on December 1, 1994 (the "Master Trust Agreement"), each Trustee who is elected at the meeting will serve during the lifetime of The Achievement Funds or until the Trustee sooner dies, resigns or is removed. If any of the nominees is unable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees as the Trustees who are not "interested persons" of The Achievement Funds, as defined in the Investment Company Act, may recommend. It is the intention of the persons named in the enclosed form of proxy, unless otherwise directed by shareholders executing proxies, to vote all proxies FOR the election of the nine nominees listed below.

        Under Massachusetts law, and the Investment Company Act, The Achievement Funds is not required to hold an annual meeting of shareholders. The Achievement Funds does not hold annual shareholder meetings so as to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Since The Achievement Funds must hold the Special Meeting at this time for the approval of the new investment advisory agreement described in Proposal 1, the Board of Trustees believes it is appropriate for you to have the opportunity to elect the Trustees of The Achievement Funds at this time.

INFORMATION REGARDING NOMINEES

        The following schedule sets forth certain information concerning each of the nominees.


                                            PRINCIPAL OCCUPATION             SHARES OF TRUST
   NAME AND POSITION WITH                     AND AFFILIATIONS              BENEFICIALLY OWNED
   THE ACHIEVEMENT FUNDS       AGE       DURING THE PAST FIVE YEARS      AS OF SEPTEMBER __, 1999
   ----------------------      ---       --------------------------      ------------------------
James H. Gardner               52    Professor, University of Utah,
        Trustee                      (retired 1996).  Director, Steiner
                                     Corp. (industrial services).  Adviser,
                                     American Stores (retail).

Blaine Huntsman                63    Principal, Teton Creek Management
        Trustee                      Co. (consulting) 1995 - present.
                                     Chairman & CEO, Olympus Capital
                                     Corp. (bankholding company) 1988 -
                                     1995.  Director, Zions Cooperative
                                     Mercantile Institution (retail stores).

Kent H. Murdock                52    President & CEO, O.C. Tanner
        Trustee                      Company 1991 - present (corporate
                                     recognition awards).

John L. Rudisill*              43    Senior Vice President and Manager,
        Trustee; Executive           First Security Corporation (bank
        Vice President               holding company) 1994 - present.
                                     Executive Vice President, First
                                     National Bank in Albuquerque - 1990
                                     to 1994.

Frederick A. Moreton, Jr.*     59    Vice President, PaineWebber,
        Trustee and                  Incorporated
        Chairman

Robert G. Love                 75    Consultant, Harris & Love
        Trustee                      Advertising (retired 1998)

August Glissmeyer, Jr.         73    Retired
        Trustee

Carl S. Minden                 76    Retired
        Trustee

George L. Denton, Jr.*
        Trustee                79    Retired

------------------------
* Interested person of The Achievement Funds

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

        The Board of Trustees evaluated candidates for nomination at an in-person meeting on September 24, 1999 and nominated and recommended the nominees on that date, including those Trustees who are not interested persons of The Achievement Funds. Under the terms of The Achievement Funds's Distribution Plan for its Retail Class shares, the selection and nomination of Trustees who are not interested persons of The Achievement Funds is committed to the discretion of the Trustees then in office who are not interested persons of The Achievement Funds.


SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

        The favorable vote of a plurality of shares represented at the meeting at which a majority of shareholders entitled to vote is present is required for the election of Trustees. If the nominees are not approved by the shareholders of The Achievement Funds, the current Board of Trustees will consider alternative nominations.

RECOMMENDATION OF TRUSTEES

        The Board of Trustees recommends that you vote FOR the election of all nine of the nominees for Trustees for The Achievement Funds Trust.

                               GENERAL INFORMATION

THE ADVISER AND ITS AFFILIATES

        First Security Investment Management, Inc., 61 South Main Street, Salt Lake City, UT 84111, an indirect wholly-owned subsidiary of First Security Corporation, as previously discussed, serves as the investment adviser to The Achievement Funds pursuant to an investment advisory agreement with The Achievement Funds.


DISTRIBUTOR

        SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, acts as the distributor of the shares of The Achievement Funds pursuant to a distribution agreement with The Achievement Funds.

ADMINISTRATOR

        SEI Investments Mutual Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, acts as the administrator for The Achievement Funds, providing administrative services, accounting services, regulatory reporting and all necessary office space, equipment, personnel and facilities, pursuant to an administration agreement with The Achievement Funds. SEI Investments Mutual Funds Services is a wholly-owned subsidiary of SEI Investments Management Corporation, which is a wholly-owned subsidiary of SEI Investments Company.

BENEFICIAL OWNERS

Equity Fund

        To the best of the knowledge of The Achievement Funds, the names and addresses of the holders of 5% or more of the outstanding Institutional, Class A and Class B shares of the Equity Fund as of September __, 1999, and the amount of the outstanding shares held of record by such holders are set forth below. The Achievement Funds have no knowledge of whether all or any portion of the shares owned are also owned beneficially.


                                                PERCENT                    PERCENT OWNED
NAME AND ADDRESS                               OWNED OF                    OF RECORD AND
OF RECORD OWNER                               RECORD ONLY                  BENEFICIALLY
---------------                               -----------                  ------------

INSTITUTIONAL CLASS SHARES
First Security Corporation                       72.26%                         0%
Trust Groups - Cash Account
First Security Bank of Utah N.A.
Trust Securities Admin. Dept.
P.O. Box 25297
Salt Lake City, UT  84125-0297

First Security Corporation                                     16.81%                         0%
Trust Groups - Reinvest Account
First Security Bank of Utah N.A.
Trust Securities Admin. Dept.
P.O. Box 25297
Salt Lake City, UT  84125-0297

First Security Bank N.A. TR                                    10.92%                         0%
For the First Security Incentive
Savings Plan
Trust Securities Admin. Dept.
P.O. Box 25297
Salt Lake City, UT  84125-0297

RETAIL CLASS A SHARES
---------------------

BHC Securities Inc.                                            72.64%                         0%
Trade House Acct.
One Commerce Square
2005 Market Street
Philadelphia, PA  19103-7042

RETAIL CLASS B SHARES
---------------------
BHC Securities Inc.                                             8.07%                         0%
FAO 18915437
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA  19105-7084

BHC Securities Inc.
FAO 18259458
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA  19103-7084                                    5.50%                         0%

Balanced Fund

        To the best of the knowledge of The Achievement Funds, the names and addresses of the holders of 5% or more of the outstanding Institutional, Class A and Class B shares of the Balanced Fund as of September __, 1999, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below. The Achievement Funds have no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                PERCENT                    PERCENT OWNED
NAME AND ADDRESS                               OWNED OF                    OF RECORD AND
OF RECORD OWNER                               RECORD ONLY                  BENEFICIALLY
---------------                               -----------                  ------------

INSTITUTIONAL CLASS SHARES

First Security Corporation                       69.25%                         0%
Trust Groups-Reinvest Account
First Security Bank of Utah N.A.
Trust Securities Admin. Dept.
P.O. Box 25297
Salt Lake City, UT  84125-0297

First Security Bank N.A. TR                      30.48%                         0%
For the First Security Incentive
Savings Plan
Trust Securities Admin. Dept.
P.O. Box 25297
Salt Lake City, UT  84125-0297

RETAIL CLASS A SHARES
---------------------
BHC Securities Inc.                                            82.53%                         0%
Trade House Acct.
One Commerce Square
2005 Market Street
Philadelphia, PA  19103-7042

RETAIL CLASS B SHARES

BHC Securities Inc.
FAO 15844317
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA  19103-7084                                    5.71%                         0%

Intermediate Term Bond Fund

        To the best of the knowledge of The Achievement Funds, the names and addresses of the holders of 5% or more of the outstanding Institutional and Class A shares of the Intermediate Term Bond Fund as of September __, 1999, and the amount of the outstanding shares held of record by such holders are set forth below. The Achievement Funds have no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.


                                                               PERCENT                    PERCENT OWNED
NAME AND ADDRESS                                              OWNED OF                    OF RECORD AND
OF RECORD OWNER                                              RECORD ONLY                  BENEFICIALLY
---------------                                              -----------                  ------------

INSTITUTIONAL CLASS SHARES
First Security Corporation                                     85.64%                         0%
Trust Groups-Cash Account
First Security Bank of Utah N.A.
Trust Securities Admin. Dept.
P.O. Box 25297
Salt Lake City, UT  84125-0297

First Security Corporation                                     14.36%                         0%
Trust Groups - Reinvest Account
Trust Securities Admin. Dept.
P.O. Box 25297
Salt Lake City, UT  84125-0297

RETAIL CLASS A SHARES
BHC Securities Inc.                                            77.44%                         0%
Trade House Acct.
One Commerce Square
2005 Market Street
Philadelphia, PA  19103-7042

Marcella Dupler Henkels
7540 NE Pettibone Drive
Corvallis, OR  97330-9641                                       7.89%                         0%

Short Term Bond Fund

        To the best of the knowledge of The Achievement Funds, the names and addresses of the holders of 5% or more of the outstanding Institutional and Class A shares of Short Term as of September __, 1999, and the amount of the outstanding shares held of record by such holders are set forth below. The Achievement Funds have no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.


                                                PERCENT                    PERCENT OWNED
NAME AND ADDRESS                               OWNED OF                    OF RECORD AND
OF RECORD OWNER                               RECORD ONLY                  BENEFICIALLY
---------------                               -----------                  ------------

INSTITUTIONAL CLASS SHARES

First Security Corporation                   41.05%                         0%
Trust Groups-Cash Account
First Security Bank of Utah N.A.
Trust Securities Admin. Dept.
P.O. Box 25297
Salt Lake City, UT  84125-0297

First Security Corporation                   31.28%                         0%
Trust Groups-Reinvest Account
First Security Bank of Utah N.A.
Trust Securities Admin. Dept.
P.O. Box 25297
Salt Lake City, UT  84125-0297

First Security Bank N.A. TR                  27.67%                         0%
For the First Security Incentive
Savings Plan
Trust Securities Admin. Dept.
P.O. Box 25297
Salt Lake City, UT  84125-0297

RETAIL CLASS A SHARES

BHC Securities Inc.                                            32.74%                         0%
Trade House Acct.
One Commerce Square
2005 Market Street
Philadelphia, PA  19103-7042

Keith W. Slater & Gwen S. Rhodes                               20.75%                         0%
& Myrl L. Slater TR
U/A 01/12/1981
Nevada W. Slater Trust
4554 S. 2350 W.
Roy, UT 84067-1964

Honey J. Larson                                                22.42%                         0%
1798 Millbrook Road
Salt Lake City, UT 84106-3227

Marilee A. Kohtz
3614 Wilson Lane
Nampa, ID 83686-8665                                           18.86%                         0%

Municipal Bond Fund

        To the best of the knowledge of The Achievement Funds, the names and addresses of the holders of 5% or more of the outstanding Institutional, Class A and Class B shares of the Municipal Bond Fund as of September __, 1999, and the amount of the outstanding shares held of record by such holders are set forth below. The Achievement Funds have no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.


                                                PERCENT                    PERCENT OWNED
NAME AND ADDRESS                               OWNED OF                    OF RECORD AND
OF RECORD OWNER                               RECORD ONLY                  BENEFICIALLY
---------------                               -----------                  ------------

INSTITUTIONAL CLASS SHARES
First Security Corporation                        97.41%                         0%
Trust Groups-Cash Account
First Security Bank of Utah N.A.
Trust Securities Admin. Dept.
P.O. Box 25297
Salt Lake City, UT  84125-0297

RETAIL CLASS A SHARES
BHC Securities Inc.                                            99.16%                         0%
Trade House Acct.
One Commerce Square
2005 Market Street
Philadelphia, PA  19103-7042

RETAIL CLASS B SHARES

BHC Securities Inc.                                            32.70%                         0%
FAO 18421643
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA  19103-7084

BHC Securities Inc.                                             7.86%                         0%
FAO 18279885
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA  19103-7084

BHC Securities Inc.                                            10.10%                         0%
FAO 18117949
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA  19103-7084

BHC Securities Inc.                                             7.36%                         0%
FAO 18429314
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA  19103-7084

BHC Securities Inc.
FAO 18264365
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA  19103-7084                                    6.50%                         0%

Idaho Municipal Bond Fund

        To the best of the knowledge of The Achievement Funds, the names and addresses of the holders of 5% or more of the outstanding Institutional, Class A and Class B shares of the Idaho Municipal Bond Fund as of September __, 1999, and the amount of the outstanding shares held of record by such holders are set forth below. The Achievement Funds have no knowledge of whether all or any portion of the shares owed of record are also owned beneficially.


                                                PERCENT                    PERCENT OWNED
NAME AND ADDRESS                               OWNED OF                    OF RECORD AND
OF RECORD OWNER                               RECORD ONLY                  BENEFICIALLY
---------------                               -----------                  ------------
INSTITUTIONAL CLASS SHARES
First Security Corporation                   97.70%                         0%
Trust Groups-Cash Account
First Security Bank of Utah N.A.
Trust Securities Admin. Dept.
P.O. Box 25297
Salt Lake City, UT  84125-0297

RETAIL CLASS A SHARES

BHC Securities Inc.                          91.80%                         0%
Trade House Acct.
Attn:  Mutual Funds
One Commerce Square
2005 Market Street
Philadelphia, PA  19103-7042

RETAIL CLASS B SHARES

BHC Securities Inc.                          19.07%                         0%
FAO 18432161
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA  19103-7084

BHC Securities Inc.                           5.86%                         0%
FBO 18042685
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA  19103-7042

BHC Securities Inc.                          10.39%                         0%
FAO 18209519
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA  19103-7084

BHC Securities Inc.
FAO 18513647
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA  19103-7084                                    9.50%                         0%


SHAREHOLDER PROPOSALS

        As a Massachusetts business trust, The Achievement Funds Trust is not required to hold annual shareholder meetings. Any shareholder who wishes to submit proposals for consideration at a shareholders' meeting should send such proposal to The Achievement Funds at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, proposals must be received a reasonable time before a solicitation is made and must comply with applicable law.


OTHER MATTERS

        The Board of Trustees do not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment and in the best interests of shareholders.


                                            By Order of the Board of Trustees,


                                            Lynda J. Striegel
                                            Secretary


October ____, 1999

                                                                         Annex A

                          INVESTMENT ADVISORY AGREEMENT

        AGREEMENT made as of February 1, 1989 between The FSB FUNDS, a business trust organized under the laws of the Commonwealth of Massachusetts (herein called the "Company"), and First Security Investment Management, Inc. ("FSIM"), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a subsidiary of First Security Investment Services, Inc., which is in turn a wholly-owned subsidiary of First Security Corporation.

        WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

        WHEREAS, the Company has three investment portfolios: The Cash Management Fund, The Government Money Fund and The Money Market Fund (the "Portfolios"); and

        WHEREAS, the Company desires to retain FSIM to furnish investment advisory services to the Portfolios, and FSIM is willing to furnish such services;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

        1. Appointment. The Company hereby appoints FSIM to act as investment adviser to the Company's Portfolios for the period and on the terms set forth in this Agreement. FSIM accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

        2. Delivery of Documents. The Company has furnished FSIM with properly certified or authenticated copies of each of the following:

               (a) The Company's Master Trust Agreement dated December 16, 1988 as amended from time to time (the "Master Trust Agreement");

               (b) The Company's By-Laws as currently in effect (such By-Laws, and any amendments thereto made from time to time, are herein called the By-Laws");

               (c) Resolutions of the Company's Board of Trustees authorizing the appointment of FSIM as investment adviser and approving this Agreement;

               (d) The Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on December 19, 1988 and all amendments thereto;

               (e) The Company's Registration Statement on Form N-1A under the Securities Act of 1933 as amended ("1933 Act") (SEC File No. 33-26205) and under the 1940 Act as filed with the SEC on December 19, 1988 and all amendments thereto; and

               (f) The Company's most recent prospectus (such prospectus and all amendments and supplements thereto are herein called "the Prospectus").

        The Fund will furnish FSIM from time to time with copies of all amendments of or supplements to the foregoing.

        3.     Management.

               (a) Subject to the supervision of the Company's Board of Trustees, FSIM will provide a continuous investment program for the Company's Portfolios, including investment research and management with respect to all securities and investments and cash equivalents in said Portfolios. FSIM will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Portfolios; and shall execute or direct the execution of all such transactions with the issuer of such securities, with brokers and dealers, and in any other manner permitted by law that is in the best interest of the Company and its shareholders.

               (b) FSIM will provide the services under this Agreement in accordance with the Portfolios investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Company's Board of Trustees.

               (c) In the event that the Company establishes additional portfolios with respect to which it desires to retain FSIM to act as investment adviser hereunder, it shall notify FSIM in writing. If FSIM is willing to render such services it shall notify the Company in writing whereupon such portfolio shall become a "Portfolio" hereunder.

               (d) FSIM further agrees that it:

                      (i) will comply with all applicable Rules and Regulations
               of the SEC, the provisions of the Internal Revenue Code relating to regulated investment companies, applicable banking laws and regulations, and policy decisions adopted by the Company's Trustees as made from time to time;

                      (ii) pursuant to its investment determination for the
               Company, in placing orders with brokers and dealers, FSIM will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, FSIM may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Company with research advice and other services.

                      (iii) will maintain books and records with respect to the
               securities transactions of the Company's Portfolios, and will furnish the Company's Board of Trustees such periodic, regular and special reports as the Board may request; and

                      (iv) will treat confidentially and as proprietary
               information of the Company all records and other information relative to the Company and prior, present or potential shareholders; and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and such records may not be withheld where FSIM may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

        4. Services Not Exclusive. The investment management services furnished by FSIM hereunder are not to be deemed exclusive, and FSIM shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

        5. Upon expiration or earlier termination of this Agreement, the Company shall, if reference to "FSB" is made in the corporate name of the Company or in the name of the Portfolios and if FSIM requests in writing, as promptly as practicable change its corporate name and the name of the Portfolios so as to eliminate all reference to "FSB", and thereafter the Company and the Portfolios shall cease transacting business in any corporate name using the word "FSB" or any other reference to FSIM or "FSB". The foregoing rights of FSIM and obligations of the Company shall not deprive FSIM, or any affiliate thereof which has "FSB" in its name, of, but shall be in addition to, any other rights or remedies to which FSIM and any such affiliate may be entitled in law or equity by reason of any breach of this Agreement by the Company, and the failure or omission of FSIM to request a change of the Company's or the Portfolio's names or a cessation of the use of the name "FSB" as described in this paragraph 5 shall not under any circumstances be deemed a waiver of the right to require such change or cessation at any time thereafter for the same or any subsequent breach.

        6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, FSIM hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. FSIM further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

        7. Expenses. During the term of this Agreement, FSIM will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company.

        8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date hereof, the Company will pay FSIM and FSIM will accept as full compensation therefor, subject to the provisions of paragraph 6, above, a fee, computed daily and paid monthly (in arrears), at an annual rate of .30% of the average net assets held in each Portfolio.

        If in any fiscal year the aggregate expenses of any Portfolio exceeds the expense limitations of any state having jurisdiction over a Portfolio, FSIM will reimburse the Company for such excess expenses. The obligation of FSIM to reimburse the Company hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided, however, that notwithstanding the foregoing, FSIM shall reimburse the Company for such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over such Portfolio so requires. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

        9. Limitation of Liability. FSIM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, reckless disregard of gross negligence on the part of FSIM in the performance of its obligations and duties under this Agreement.

        10.    Duration and Termination.

               (a) This Agreement shall continue in effect until two years from the date hereof with respect to shares of the Portfolios and, with respect to each investment portfolio established after the date hereof, for twelve months from the date on which such portfolio becomes a portfolio hereunder, and shall continue thereafter in full force and effect for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the vote of a majority of those members of the Company's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio.

               (b) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Company (by vote of the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of the Company's Portfolios, or by FSIM on sixty days' written notice.

               (c) This Agreement will immediately terminate in the event of its assignment.

               (d) As used in this agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.

               (e) Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of any Portfolio shall be effective to continue this Agreement with respect to any such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio affected thereby, and (b) that this Agreement has not been approved by vote of a majority of the outstanding shares of the Company, unless such approval shall be required by applicable law or otherwise.

        11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to any Portfolio until approved by vote of a majority of the outstanding voting securities of such Portfolio.

        12. Limitation of Liability. The term "The FSB Funds" means and refers to the Trustees from time to time serving under the Declaration of Trust of the Company dated December 16, 1988 as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Company hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Company, personally, but bind only the trust property of the Company, as provided in the Declaration of Trust of the Company. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Funds and signed by the President of the Company, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Company as provided in the Master Trust Agreement.

        13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

               IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                            THE FSB FUNDS


                                            By signature illegible
                                               ----------------------


                                            FIRST SECURITY INVESTMENT
                                                MANAGEMENT, INC.


                                            By /s/ James Darcy
                                               ----------------------

                               FIRST AMENDMENT TO
                          INVESTMENT ADVISORY AGREEMENT
                              (Corrected Version)*

        This First Amendment to Investment Advisory Agreement is made as of the 27th day of December, 1994 by and between The Achievement Funds Trust, a Massachusetts business trust (the "Trust"), and First Security Investment Management, Inc. (the "Adviser").

               WHEREAS, the Trust and Adviser entered into an Investment Advisory Agreement as of February 1, 1989 (the "Advisory Agreement") with respect to the provision of investment advisory services by the Adviser to the Trust's three then existing portfolios (the "Current Portfolios");

               WHEREAS, the Trust and the Adviser now desire to amend the Advisory Agreement to include six new portfolios;

               NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

               1. Addition of Certain Portfolios. The definition of Portfolios as used in the Advisory Agreement shall be amended effective on the date hereof to include six newly created investment portfolios of the Trust: Equity Fund, Balanced Fund, Short-Term Bond Fund, Intermediate-Term Bond Fund, Idaho Tax-Free Fond Fund and Short-Term Municipal Bond Fund.

               2. Compensation. The first paragraph of Section 8 Compensation of the Advisory Agreement is hereby deleted in its entirety and replaced with the following paragraph:

               "For the services provided and the expense assumed pursuant to the Agreement, effective as of the date hereof, the Trust will pay to the Adviser and the Adviser will accept as full compensation therefor, subject to the provision of paragraph 7 above, a fee, computed daily and paid monthly (in arrears), at the annual rates for each Portfolio as set forth below:

                                                         Maximum Fee
                    Portfolio                    (as percentage of Net Assets)
                    ---------                    -----------------------------

               Equity Fund                                .74%
               Balanced Fund                              .74%
               Short Term Bond Fund                       .60%
               Intermediate Term Bond Fund                .60%
               Idaho Municipal Bond Fund                  .60%
               Short Term Municipal Bond Fund             .60%

               3. Effect of Amendment. Except as expressly set forth herein, the Advisory Agreement shall remain in full force and effect and shall not be amended in any way.

               IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE ACHIEVEMENT FUNDS TRUST



By: /s/ Kathryn L. Stanton
   --------------------------
        Title: VP


FIRST SECURITY INVESTMENT MANAGEMENT, INC.



By: /s/ Sterling K. Jenson
   --------------------------
        Title: Pres + CEO



---------
        * This corrected version of the First Amendment to Investment Advisory Agreement corrects the cross-reference and Portfolio names appearing in paragraph 2 and inserts the year of original execution.

                              SECOND AMENDMENT TO
                         INVESTMENT ADVISORY AGREEMENT
                              (Corrected Version)*

        This Second Amendment to Investment Advisory Agreement is made as of the 1st day of November, 1996 by and between The Achievement Funds Trust, a Massachusetts business trust (the "Trust"), and First Security Investment Management, Inc. (the "Adviser").

               WHEREAS, the Trust and Adviser entered into an Investment Advisory Agreement as of February 1, 1989 (the "Advisory Agreement") with respect to the provision of investment advisory services by the Adviser to the Trust's three then existing portfolios (the "Current Portfolios");

               WHEREAS, the Trust and the Adviser now desire to amend the Advisory Agreement to include one new portfolio;

               NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

               1. Addition of Certain Portfolios. The definition of Portfolios as used in the Advisory Agreement shall be amended effective on the date hereof to include a newly created investment portfolio of the Trust: Municipal Bond Fund.

               2. Compensation. The first paragraph of Section 8 Compensation of the Advisory Agreement is hereby deleted in its entirety and replaced with the following paragraph:

               "For the services provided and the expense assumed pursuant to the Agreement, effective as of the date hereof, the Trust will pay to the Adviser and the Adviser will accept as full compensation therefor, subject to the provisions of paragraph 7 above, a fee, computed daily and paid monthly (in arrears), at the annual rates for each Portfolio as set forth below:

                                                        Maximum Fee
                      Portfolio                (as percentage of Net Assets)
                      ---------                -----------------------------

               Equity Fund                                .74%
               Balanced Fund                              .74%
               Short Term Bond Fund                       .60%
               Intermediate Term Bond Fund                .60%
               Idaho Municipal Bond Fund                  .60%
               Short Term Municipal Bond Fund             .60%
               Municipal Bond Fund                        .60%

               3. Effect of Amendment. Except as expressly set forth herein, the Advisory Agreement shall remain in full force and effect and shall not be amended in any way.

               IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE ACHIEVEMENT FUNDS TRUST



By: /s/ Kathryn L. Stanton
   --------------------------
        Title: VP


FIRST SECURITY INVESTMENT MANAGEMENT, INC.



By: /s/ Sterling K. Jenson
   --------------------------
        Title: Pres + CEO



---------
        * This corrected version of the Second Amendment to Investment Advisory Agreement corrects the cross-reference and Portfolio names appearing in paragraph 2.

                                                                         Annex B

                          INVESTMENT ADVISORY AGREEMENT

        AGREEMENT made as of ______, 1999 between The Achievement Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts (herein called the "Company"), and First Security Investment Management, Inc. ("FSIM"), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a subsidiary of First Security Investment Services, Inc., which is in turn a wholly-owned subsidiary of First Security Corporation.

        WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

        WHEREAS, the Company has six investment portfolios: Equity Fund, Balanced Fund, Intermediate Term Bond Fund, Short Term Bond Fund, Municipal Bond Fund, and Idaho Municipal Bond Fund (the "Portfolios"); and

        WHEREAS, the Company desires to retain FSIM to furnish investment advisory services to the Portfolios, and FSIM is willing to furnish such services;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

        1. Appointment. The Company hereby appoints FSIM to act as investment adviser to the Company's Portfolios for the period and on the terms set forth in this Agreement. FSIM accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

        2. Delivery of Documents. The Company has furnished FSIM with properly certified or authenticated copies of each of the following:

               (a) The Company's Master Trust Agreement dated December 16, 1988 as amended from time to time (the "Master Trust Agreement");

               (b) The Company's By-Laws as currently in effect (such By-Laws, and any amendments thereto made from time to time, are herein called the By-Laws");

               (c) Resolutions of the Company's Board of Trustees authorizing the appointment of FSIM as investment adviser and approving this Agreement;

               (d) The Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on December 19, 1988 and all amendments thereto;

               (e) The Company's Registration Statement on Form N-1A under the Securities Act of 1933 as amended ("1933 Act") (SEC File No. 33-26205) and under the 1940 Act as filed with the SEC on December 19, 1988 and all amendments thereto; and

               (f) The Company's most recent prospectus (such prospectus and all amendments and supplements thereto are herein called "the Prospectus") and the Company's most recent statement of additional information (such statement of additional information and all amendments and supplements thereto are herein called the "Statement of Additional Information").

        The Fund will furnish FSIM from time to time with copies of all amendments of or supplements to the foregoing.

        3.     Management.

               (a) Subject to the supervision of the Company's Board of Trustees, FSIM will provide a continuous investment program for the Company's Portfolios, including investment research and management with respect to all securities and investments and cash equivalents in said Portfolios. FSIM will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Portfolios; and shall execute or direct the execution of all such transactions with the issuer of such securities, with brokers and dealers, and in any other manner permitted by law that is in the best interest of the Company and its shareholders.

               (b) FSIM will provide the services under this Agreement in accordance with the Portfolios investment objective, policies and restrictions as stated in the Prospectus, the Statement of Additional Information and resolutions of the Company's Board of Trustees.

               (c) In the event that the Company desires to retain FSIM to act as investment adviser hereunder for additional Portfolios, it shall notify FSIM in writing. If FSIM is willing to render such services it shall notify the Company in writing whereupon such portfolio shall become a "Portfolio" hereunder.

               (d) FSIM further agrees that it:

                      (i) will comply with all applicable Rules and Regulations
               of the SEC, the provisions of the Internal Revenue Code relating to regulated investment companies, applicable banking laws and regulations, and policy decisions adopted by the Company's Trustees as made from time to time;

                      (ii) pursuant to its investment determination for the
               Company, in placing orders with brokers and dealers, FSIM will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, FSIM may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Company with research advice and other services.

                      (iii) will maintain books and records with respect to the
               securities transactions of the Company's Portfolios, and will furnish the Company's Board of Trustees such periodic, regular and special reports as the Board may request; and

                      (iv) will treat confidentially and as proprietary
               information of the Company all records and other information relative to the Company and prior, present or potential shareholders; and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and such records may not be withheld where FSIM may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

        4. Services Not Exclusive. The investment management services furnished by FSIM hereunder are not to be deemed exclusive, and FSIM shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

        5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, FSIM hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. FSIM further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

        6. Expenses. During the term of this Agreement, FSIM will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company.

        7. Compensation. For the services provided and the expense assumed pursuant to the Agreement, effective as of the date hereof, the Company will pay to FSIM and FSIM will accept as full compensation therefor, subject to the provisions of Paragraph 6 above, a fee, computed daily and paid monthly (in arrears), at the annual rates for each Portfolio as set forth below:

                                                          Maximum Fee
               Portfolio                          (as percentage of Net Assets)
               ---------                          -----------------------------


               Equity Fund                                .74%
               Balanced Fund                              .74%
               Short Term Bond Fund                       .60%
               Intermediate Term Bond Fund                .60%
               Idaho Municipal Bond Fund                  .60%
               Municipal Bond Fund                        .60%

        If in any fiscal year the aggregate expenses of any Portfolio exceeds the expense limitations of any state having jurisdiction over a Portfolio, FSIM will reimburse the Company for such excess expenses. The obligation of FSIM to reimburse the Company hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided, however, that notwithstanding the foregoing, FSIM shall reimburse the Company for such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over such Portfolio so requires. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

        8. Limitation of Liability. FSIM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, reckless disregard of gross negligence on the part of FSIM in the performance of its obligations and duties under this Agreement.

        9.     Duration and Termination.

               (a) This Agreement shall continue in effect until two years from the date hereof with respect to shares of the Portfolios and, with respect to each investment portfolio established after the date hereof, for twelve months from the date on which such portfolio becomes a portfolio hereunder, and shall continue thereafter in full force and effect for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the vote of a majority of those members of the Company's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Company's Board of Trustees, or by vote of a majority of the outstanding voting securities of such Portfolio.

               (b) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Company, by vote of the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of the Company's Portfolios, or by FSIM on sixty days' written notice.

               (c) This Agreement will immediately terminate in the event of its assignment.

               (d) As used in this agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.

               (e) Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of any Portfolio shall be effective to continue this Agreement with respect to any such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio affected thereby, and (b) that this Agreement has not been approved by vote of a majority of the outstanding shares of the Company, unless such approval shall be required by applicable law or otherwise.

        10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to any Portfolio until approved by vote of a majority of the outstanding voting securities of such Portfolio.

        11. Limitation of Liability. The term "The Achievement Funds Trust" means and refers to the Trustees from time to time serving under the Declaration of Trust of the Company dated December 16, 1988 as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Company hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Company, personally, but bind only the trust property of the Company, as provided in the Declaration of Trust of the Company. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Portfolios and signed by the President of the Company, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Company as provided in the Master Trust Agreement.

        12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

               IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                             THE ACHIEVEMENT FUNDS TRUST

                             By:
                                ---------------------------------
                             Name and Title:
                                            -----------------------

                             FIRST SECURITY INVESTMENT MANAGEMENT, INC.

                             By:
                                ---------------------------------
                             Name and Title:
                                            -----------------------

                                                        [PORTFOLIO: EQUITY FUND]

                           THE ACHIEVEMENT FUNDS TRUST
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 29, 1999

        The undersigned hereby appoints each of Kevin P. Robins and Lynda J. Striegel, individually, as proxy and attorney-in-fact for the undesigned with full power of substitution to vote on behalf of the undersigned at the Special Meeting of Shareholders of The Achievement Funds Trust to be held on October 29, 1999, and at any adjournment or postponement thereof, all shares of the portfolio indicated above within The Achievement Funds standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS SET FORTH BELOW. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Proposal 1.    Approval of new investment advisory agreement.

                   FOR  [ ]      WITHHOLD  [ ]         ABSTAIN  [ ]

Proposal 2. Approval of a change to the investment objective of the Equity Fund.

                   FOR  [ ]      WITHHOLD  [ ]         ABSTAIN  [ ]

Proposal 3. The election of trustees for the term set forth in the Proxy Statement.

                   FOR  [ ]      WITHHOLD  [ ]         ABSTAIN  [ ]

    James H. Gardner         Blaine Huntsman              Kent H. Murdock
    John L. Rudisill         Frederick A. Moreton, Jr.    Robert G. Love
    August Glissmeyer, Jr.   Carl S. Minden               George L. Denton, Jr.

        If you do not wish to vote "FOR" a particular nominee for trustee, mark the "FOR ALL EXCEPT" box and strike a line through the name of that nominee. Your shares will be voted "FOR" the remaining nominees.

                                  Please sign:

                                                   Date:
                                                        -----------------------

                                                   ----------------------------
                                                   Signature

                                                   ----------------------------
                                                   Signature (if held jointly)

                                                   When shares are held by joint
                                                   tenants, both should sign.
                                                   When signing as attorney,
                                                   executor, administrator,
                                                   trustee or guardian, please
                                                   give full title as such. If a
                                                   corporation, please sign in
                                                   the corporate name by
                                                   president or other authorized
                                                   officer. If a partnership,
                                                   please sign in the
                                                   partnership name by
                                                   authorized person.

    PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                                                       [PORTFOLIO: ____________]

                           THE ACHIEVEMENT FUNDS TRUST
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 29, 1999

        The undersigned hereby appoints each of Kevin P. Robins and Lynda J. Striegel, individually, as proxy and attorney-in-fact for the undesigned with full power of substitution to vote on behalf of the undersigned at the Special Meeting of Shareholders of The Achievement Funds Trust to be held on October 29, 1999, and at any adjournment or postponement thereof, all shares of the portfolio indicated above within The Achievement Funds standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS SET FORTH BELOW. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Proposal 1.    Approval of new investment advisory agreement.

                      FOR  [ ]      WITHHOLD  [ ]         ABSTAIN   [ ]

Proposal 2.    Intentionally omitted.

Proposal 3. The election of trustees for the term set forth in the Proxy Statement.

                      FOR  [ ]      WITHHOLD  [ ]         ABSTAIN   [ ]

      James H. Gardner        Blaine Huntsman              Kent H. Murdock
      John L. Rudisill        Frederick A. Moreton, Jr.    Robert G. Love
      August Glissmeyer, Jr.  Carl S. Minden               George L. Denton, Jr.

        If you do not wish to vote "FOR" a particular nominee for trustee, mark the "FOR ALL EXCEPT" box and strike a line through the name of that nominee. Your shares will be voted "FOR" the remaining nominees.

                                  Please sign:

                                                   Date:
                                                        -----------------------

                                                   ----------------------------
                                                   Signature

                                                   ----------------------------
                                                   Signature (if held jointly)

                                                   When shares are held by joint
                                                   tenants, both should sign.
                                                   When signing as attorney,
                                                   executor, administrator,
                                                   trustee or guardian, please
                                                   give full title as such. If a
                                                   corporation, please sign in
                                                   the corporate name by
                                                   president or other authorized
                                                   officer. If a partnership,
                                                   please sign in the
                                                   partnership name by
                                                   authorized person.

    PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.





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